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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 24, 2003

                        CASH AMERICA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        TEXAS                    1-9733                  75-2018239
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                              1600 WEST 7TH STREET
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 335-1100



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ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 24, 2003, Cash America International, Inc. (the "Company") issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.


EXHIBITS

99.1 Press release dated April 24, 2003, issued by Cash America International, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CASH AMERICA INTERNATIONAL, INC.


Date: April 25, 2003                            By:    /s/ Hugh A. Simpson
                                                    ----------------------------
                                                       Executive Vice President,
                                                       General Counsel and
                                                       Secretary

                                            EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated April 24, 2003, issued by Cash America
                  International, Inc.